Exhibit 99.1

May 16, 2016

Contact:

Bobbie Egan	Jennifer Thomas
Alaska Airlines	Virgin America
(206) 392-5101	(650) 762-7187
newsroom@alaskaair.com	media@virginamerica.com

Regulatory Approval Process Continuing for Alaska Air Group and Virgin America

SEATTLE and SAN FRANCISCO – Alaska Air Group, Inc. (NYSE: ALK), parent company of Alaska Airlines, and Virgin America Inc. (NASDAQ: VA) today announced that each carrier has received a request for additional information from the Antitrust Division of the United States Department of Justice (DOJ) in connection with Alaska’s proposed acquisition of Virgin America.

Alaska and Virgin America have been cooperating fully with regulators since the announcement of the proposed acquisition. A “Second Request,” which is a standard part of the DOJ review process, extends the period that the parties must wait to close the transaction, until 30 days after Alaska and Virgin America have complied with the information request (or the waiting period is otherwise terminated by the DOJ).

Alaska and Virgin America will be responding promptly. The two airlines are confident that they will obtain regulatory approval and complete their pro-competitive and pro-consumer transaction no later than January 1, 2017.

The proposed acquisition is also subject to approval of Virgin America’s shareholders in addition to the satisfaction of other customary closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Act.

About Alaska Airlines

Alaska Airlines, a subsidiary of Alaska Air Group (NYSE: ALK), together with its partner regional airlines, serves more than 100 cities through an expansive network in the United States, Canada, Costa Rica and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Carriers in North America” in the

J.D. Power North American Airline Satisfaction Study for nine consecutive years from 2008 to 2016. Alaska Airlines’ Mileage Plan also ranked “Highest in Customer Satisfaction with Airline Loyalty Rewards Programs” in the J.D. Power Airline Loyalty/Rewards Program Satisfaction Report for the last three consecutive years. For reservations, visit www.alaskaair.com. For more news and information, visit the Alaska Airlines newsroom at www.alaskaair.com/newsroom.

About Virgin America

Known for its mood-lit cabins, three beautifully designed classes of service and innovative fleetwide amenities — like touch-screen personal entertainment, WiFi and power outlets at every seat, Virgin America has earned a host of awards since launching in 2007 — including being named the “Best U.S. Airline” in Condé Nast Traveler’s Readers’ Choice Awards years and “Best Domestic Airline” in Travel + Leisure’s World’s Best Awards for the past eight consecutive years. For information, visit www.virginamerica.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. On April 22, 2016, Virgin America filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the merger. When completed, a definitive proxy statement will be filed with the SEC and mailed to stockholders of Virgin America and will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information about Virgin America’s directors and executive officers is available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, was set forth in the preliminary proxy statement Virgin America filed with the SEC on April 22, 2016 and may be updated or supplemented in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.